VALIC COMPANY I
Small Cap Fund
Supplement to Prospectus dated October 1, 2007
On January 23, 2008, the Board of Directors of VALIC Company I (“VC I”) approved A I M Capital Management, Inc. (“AIM”) as an investment sub-adviser of the Small Cap Fund (the “Fund”) to replace American Century Investment Management, Inc. (“American Century”) and Franklin Portfolio Associates, LLC (“FPA”), both current investment sub-advisers of the Fund. Effective March 10, 2008, AIM will assume its subadvisory duties for a portion of the Fund’s portfolio. All references to American Century and FPA as sub-advisers of the Small Cap Fund are deleted in their entirety effective March 10, 2008.
T. Rowe Price Associates, Inc. and Bridgeway Capital Management, Inc. will continue to serve as co-sub-advisers of the Fund. Effective March 10, 2008, management expects each sub-adviser to manage a portion of the Fund’s assets, as follows: AIM: 70%, T. Rowe Price: 20% and Bridgeway: 10%, which percentages may change over time as assets are invested in or redeemed from the Fund.
Effective March 10, 2008, the section of the Prospectus titled “About VC I’s Management — Investment Sub-Advisers — A I M Capital Management, Inc. (“AIM”),” the following information is added to reflect AIM’s management of the Small Cap Fund:
Juliet S. Ellis (lead manager) and Juan R. Hartsfield are jointly and primarily responsible for the day-to-day management of a portion of the Small Cap Fund’s portfolio.
Ms. Ellis, Senior Portfolio Manager, has been responsible for the AIM Small Cap Equity
Fund since 2004 and has been associated with AIM and/or its affiliates since 2004. From
2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management. As the lead manager, Ms. Ellis generally has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. Mr. Hartsfield, Portfolio Manager, who has been responsible for the AIM Small Cap Equity Fund since 2006 and has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with
JPMorgan Fleming Asset Management.
They are assisted by AIM’s Small Cap Core/Growth Team, which is comprised of portfolio managers and research analysts. Team members provide research support and make securities recommendations with respect to the Fund’s portfolio, but do not have day-to-day management responsibilities with respect to the Fund’s portfolio. Members of the team may change from time to time.
The Board approved the Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company and AIM with respect to the Fund without a shareholder vote pursuant to an exemptive order granted by the Securities and Exchange Commission. As provided in the exemptive order, VC I will mail to participants owning interests in the Fund an information statement that describes AIM, the factors the Board considered in its determination to hire AIM, and other information about the Fund.
Date: January 25, 2008